Note E - Income Taxes	9 Months Ended
Sep. 30, 2013
Notes
Note E - Income Taxes

NOTE E – INCOME TAXES

The Company’s tax expense differs from the “expected” tax expense for Federal income tax purposes (computed by applying the United States Federal tax rate of 34% to income before taxes), as follows:

	For the Year Ended December 31,
	2012	2011
Tax expense (benefit) at the statutory rate	$(106,400)	(100,700)
State income taxes, net of federal income tax benefit	(10,300)	(9,800)
Change in valuation allowance	116,700	110,500
Total	$-	-

The tax effects of the temporary differences between reportable financial statement income and taxable income are recognized as deferred tax assets and liabilities.

In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized.  The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible.  Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income and tax planning strategies in making this assessment.

The historical earnings history of the Company does not utilizing the net operating losses in the near future therefore the net deferred tax assets have been fully offset by a 100% valuation allowance.  There were no net deferred tax assets at September 30, 2013 of 2012 or December 31, 2012 or 2011.

The net operating losses of approximately $792,700 will begin to expire in 2029.  At September 30, 2013, the tax returns for 2009, 2010 and 2011 were open for inspection by federal and state agencies.